UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2008 (September 11, 2008)
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-15875	54-1684963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Fifth Street,		37620
Bristol, Tennessee		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (423) 989-8000
N/A
Former name or former address if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On September 11, 2008, King Pharmaceuticals, Inc. (“King”) issued a press release announcing its proposal to acquire all of the outstanding shares of Class A Common Stock of Alpharma Inc. (“Alpharma”) and its intention to commence a tender offer for such shares. The proposal was communicated on September 11, 2008 in a letter to the Board of Directors of Alpharma. The press release announcing the proposal, including the full text of the proposal letter delivered to the Board of Directors of Alpharma, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	King Pharmaceuticals, Inc. Press Release, dated September 11, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KING PHARMACEUTICALS, INC.
By:	/s/ Joseph Squicciarino
Joseph Squicciarino
Chief Financial Officer

Date: September 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	King Pharmaceuticals, Inc. Press Release, dated September 11, 2008.